Annual Report

December 31, 2000

T. Rowe Price
Prime Reserve Portfolio

Dear Investor

The money markets proved to be a safe haven during the past six months amid significant stock market volatility. For most of the period, money market rates rose, generating a solid showing for the Prime Reserve Portfolio.

Market Environment

  U.S. fixed-income markets settled down considerably since our last report dated June 30. After hiking short-term interest rates repeatedly since early 1999, the Federal Reserve made its last tightening move on May 16, when it raised the federal funds target rate 50 basis points to 6.5%. The rate increases had the intended effect: GDP growth and consumer demand both cooled, while continued improvements in productivity helped to keep inflation at bay. But as the year ended, there were many announcements from industrial, retail, and technology companies that earnings would come in well below expectations, and the Fed recognized that a slowdown, rather than inflation, was the primary economic threat. Bond markets began to sense that the Fed would lower short-term rates, which it did with a half-point cut in both the Fed funds target rate and the discount rate during the first week of January.

  Interest Rate Levels

                                 1-Year            90-Day      Federal Funds
                          Treasury Bill     Treasury Bill        Target Rate

  12/31/99                   5.95              5.33                5.50
                             6.17              5.59                5.50
                             6.22              5.81                5.75
  3/00                       6.30              5.88                6.00
                             6.19              5.78                6.00
                             6.28              5.92                6.50
  6/00                       6.13              5.84                6.50
                             6.06              6.20                6.50
                             6.23              6.31                6.50
  9/00                       6.08              6.21                6.50
                             6.01              6.36                6.50
                             6.00              6.26                6.50
  12/31/00                   5.34              5.84                6.50

  Bond investors took advantage of the relative calm throughout the period by bidding up prices and correspondingly pushing down yields on intermediate- and long-term bonds. In the money market universe, however, yields took a bit longer to stabilize and only began to decline in November. Ninety-day Treasury bill yields, which had risen from 5.84% in June to 6.36% at the end of October, dipped back to 5.84% by the end of the year. Overall, the trends produced good total returns for bond investors while also keeping yields strong for cash investors. Even with the late decline, 90-day Treasury bill yields were well above the 4.98% available from five-year Treasuries.

Performance and Strategy Review

  Compared with equities, cash investments produced only modest returns for the past several years. However, the choppy equity market environment of 2000 was a good example of the way a money fund can help buffer a portfolio's performance when other investments falter.

  The portfolio's 3.12% six-month and 6.10% 12-month results compared favorably with its Lipper peer group benchmark. Dividends per share increased, and the seven-day compound dividend yield remained nearly unchanged from six months ago, closing at 6.32%.

  Performance Comparison

  Periods Ended 12/31/00                           6 Months         12 Months
  -----------------------------------------------------------------------------

  Prime Reserve Portfolio                             3.12%             6.10%

  Lipper Variable Annuity
  Underlying Money Market
  Funds Average                                        3.09              5.99

  We were able to stay a step ahead of our average competitor by taking advantage of changes in the direction of interest rates. While the Fed was raising rates earlier in the year, we kept average maturity short-56 days at the end of June. This allowed us to reinvest proceeds from maturing securities more quickly into higher-yielding instruments. Once the Fed ceased to raise rates, however, we shifted into securities with slightly longer maturities to lock in their higher yields. On December 31, average maturity stood at 70 days.

  When the Fed backed off its tightening program, we changed the portfolio structure to invest a large chunk of assets in securities with three- to six-month maturities, rather than among issues with one-month and one-year maturities. This is often called a "bullet" strategy, and it tends to perform better when rates are flat or declining.

  The portfolio's sector exposures changed modestly from six months ago. Fixed-rate securities became a larger component of the portfolio because we perceived floating-rate instruments to be relatively expensive, offering unattractive yields. We increased our stake in certificates of deposit, especially in Yankee CDs (dollar-denominated deposits in New York branches of foreign banks) that offer high quality and very competitive yields. Within commercial paper, however, we once again raised the weighting in the asset-backed sector, where yields remain attractive and credit quality is extremely high.

OUTLOOK

  The economy has weakened further and faster than expected, and the risks of a hard landing have increased significantly. The surprise half-point rate cut in early January signaled the Fed's intention to avoid a recession, and we expect the Fed to lower rates further in the coming months. As a result, we think that money market rates will continue to fall. As usual, we will seek attractive yields while maintaining high credit quality.

  Respectfully submitted,

  Edward A. Wiese
  President of the Prime Reserve Portfolio

  January 21, 2001


Portfolio Highlights

Key Statistics

                                                       Periods
                                                        Ended
                                                      12/31/00
---------------------------------------------------------------------

Price Per Share                                          $1.00

Dividend Per Share
  6 months                                               0.031
  12 months                                              0.059

Dividend Yield (7-Day Compound)*                         6.32%

Weighted Average Maturity (days)                            70

Weighted Average Quality **                         First Tier
---------------------------------------------------------------------

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Portfolio Highlights

Security Diversifications

                                                         Percent of   Percent of
                                                         Net Assets   Net Assets
                                                          6/30/00      12/31/00
--------------------------------------------------------------------------------

U.S. Negotiable Bank Notes                                       1%          0%

Certificates of Deposit                                         14          17

  Domestic Negotiable CDs                                        2           1

  U.S. Dollar Denominated  Foreign Negotiable CDs               12          16

Commercial Paper and Medium-Term Notes                          80          84

  Asset-Backed                                                  23          30

  Banking                                                       15          22

  Finance and Credit                                            11           6

  Manufacturing                                                  4           5

  Automobile and Related                                         3           4

  All Other                                                     24          17

Canadian Government and Municipalities                           1           0

Foreign Government and Municipalities                            3           0

Other Assets Less Liabilities                                    1          -1

Total                                                          100%        100%
                                                                           ---

Fixed-Rate Obligations                                          78%         86%

Floating-Rate Obligations                                       22%         14%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Prime Reserve Portfolio

                              Lipper Variable Annuity Underlying   Prime Reserve
                              Money Market Funds Average           Portfolio

12/31/96                                     $10,000               $10,000
12/31/97                                     $10,517               $10,533
12/31/98                                     $11,057               $11,090
12/31/99                                     $11,584               $11,632
12/31/00                                     $12,280               $12,342

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio
Periods Ended 12/31/00
                                   Since             Inception
1 Year       3 Years           Inception                  Date
----------------------------------------------------------------

6.10%          5.42%               5.40%              12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Prime Reserve Portfolio


                                                          For a share outstanding throughout each period
                                                  ------------------------------------------------------------

                                                        Year                                       12/31/96
                                                       Ended                                        Through
                                                    12/31/00       12/31/99        12/31/98        12/31/97
NET ASSET VALUE
Beginning of period                             $     1.000     $     1.000     $     1.000     $     1.000

Investment activities
  Net investment income (loss)                        0.059           0.048           0.052           0.052

Distributions
  Net investment income                              (0.059)         (0.048)         (0.052)         (0.052)

NET ASSET VALUE
End of period                                   $     1.000     $     1.000     $     1.000     $     1.000
                                                                                                -----------
Ratios/Supplemental Data
Total return(diamond)                                  6.10%           4.89%           5.29%           5.33%

Ratio of total expenses to                             0.55%           0.55%           0.55%           0.55%!
average net assets
Ratio of net investment income                         5.93%           4.79%           5.12%           5.24%!
(loss) to average net assets

Net assets, end of period (in thousands)        $    21,877     $    19,745     $    16,119     $    10,964

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
December 31, 2000

                                                           Par         Value
--------------------------------------------------------------------------------
                                                            In thousands

BANK NOTES  0.5%
Marshall & Ilsley Bank,
  6.75%, 12/3/01                                         $ 100         $ 100

Total Bank Notes (Cost  $100)                                            100
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT  17.0%
Allfirst Bank, VR  6.718%, 1/10/01                        120            120

Banco Bilbao Vizcaya Argentaria
  6.68%, 1/22/01                                          250            250

Credit Agricole Indosuez
  6.63%, 2/20/01                                          500            500

Deutsche Bank, 6.73%, 3/16/01                             600            600

Natexis Banque, 7.45%, 5/22/01                            250            250

Norddeutsche Landesbank
  Girozentrale, 7.42%, 6/4/01                             350            350

Rabobank Nederland
  6.825%, 8/28/01                                         250            251
  7.06%, 7/3/01                                           250            251

Societe Generale
  6.555%, 1/16/01                                         110            110
  6.88%, 4/30/01                                          345            345

Union Bank of California, VR  6.821%, 1/2/01              200            200

Westpac Banking, 6.65%, 3/5/01                            500            500

Total Certificates of Deposit (Cost  $3,727)                             727

COMMERCIAL PAPER  61.8%
Abbey National N.A.  6.65%, 1/19/01                       305            304

Alabama Power, 6.80%, 2/9/01                              200            199

Alpine Securitization, 4(2)  6.65%, 1/11/01               560            559

Associates Corp. N.A.
  6.55%, 1/24/01                                          100            100

AT&T, VR, 4(2), 6.819%, 7/13/01                           500            500

Bank of America, 6.55%, 2/13/01                           250            248

Banque Nationale de Paris  6.56%, 1/10/01                 500            499

BASF, 6.40%, 5/30/01                                      250            243

Corporate Asset Funding, 4(2)  6.54%, 1/12/01             500            499

Countrywide Home Loans   6.70%, 1/2/01                    150            150

Delaware Funding, 4(2)
  6.53%, 1/18/01                                        $ 345          $ 344
  6.55%, 1/17/01                                          500            498

Den Denske, 5.78%, 9/17/01                                500            479

Dorada, 6.50%, 3/7/01                                     400            95

Dover, VR, 4(2), (144a)
  6.769%, 2/28/01                                         500            00

Falcon Asset Securitization, 4(2)   6.58%, 1/23/01        365            64

Fortis Finance, 4(2), 6.50%, 3/9/01                       450            45

France Telecom, 4(2)   6.59%, 1/12/01                     450            49

General Electric Capital Corp.   4(2), 6.52%, 2/1/01      500            97

Georgia Power, 6.53%, 2/12/01                             100            99

Golden Funding, 4(2)
  6.56%, 1/29/01                                          350            48
  6.60%, 1/31/01                                          500            97

Greenwich Funding, 4(2)   6.60%, 1/30/01                  265            64

Halliburton, 6.51%, 2/28/01                               335            32

Jefferson-Pilot, 4(2)   6.53%, 2/20/01                    255            53

Leland Stanford Jr. University   6.50%, 2/16/01           450            46

Market Street Funding, 4(2)
  6.55%, 1/18/01                                          270            69
  6.66%, 1/12/01                                          500            99

MBNA Master Credit Card Trust
  4(2), (144a), 6.58%, 2/9/01                             500            96

Merita N.A., 6.50%, 2/23/01                               250            48

Nestle Finance France   6.65%, 1/5/01                     207            07

Repeat Offering Securitization Entity,
 4(2), 6.53%, 1/22  500                                   498

San Paolo U.S. Finance  5.90%, 6/29/01                    310            01

Santander Finance (Delaware) 6.55%, 1/31/01               340            38

Sigma Finance, 4(2) 6.60%, 1/31/01                        331            29

Three Rivers Funding, 4(2)   6.74%, 1/5/01                321            21

Tulip Funding, 4(2)  6.65%, 1/19/01                       500            98

Total Commercial Paper (Cost $13,515)                                13,515


MEDIUM-TERM NOTES  21.6%
3M, 6.325%, 12/12/01                                    $ 500         $ 500

Associates Corp. N.A.  6.75%, 10/31/01                    200           200

Banc One, VR, 6.599%, 3/23/01                             500           500

Bank of Scotland Treasury Service VR,
  6.77%, 1/19/01                                          500           500

Beta Finance, (144a)   6.75%, 3/15/01                     500           500

Cit Group, VR, 6.634%, 3/6/01                             100           100

Ford Motor Credit, VR   6.85%, 2/27/01                    300           300

Household Finance
  6.45%, 3/15/01                                          250           250
  VR, 6.851%, 2/5/01                                      100           100

Northern Rock, VR, (144a)  6.686%, 1/22/01                250           250

Rabobank Optional Redemption Trust, VR, 6.699%, 1/17/01    10             9

Sigma Finance, (144a)   6.75%, 3/15/01                    500           500

Strategic Money Market Trust VR,
  (144a), 6.58%, 3/13/01                                  500           500

Toyota Motor Credit, VR   6.722%, 1/12/01                 500           500

World Omni Auto Receivables Trust  6.694%, 8/15/01         19            19

Total Medium-Term Notes
(Cost  $4,728)                                                        4,728

Total Investments in Securities
100.9% of Net Assets (Cost $22,070)                                $ 22,070

Other Assets Less Liabilities                                          (193)

NET ASSETS                                                         $ 21,877
                                                                   --------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                               $      5

Paid-in-capital applicable to
21,871,961 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                               21,872

NET ASSETS                                                         $ 21,877
                                                                   --------

NET ASSET VALUE PER SHARE                                          $   1.00
                                                                   --------

VR  Variable rate

4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 10% of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                                          Year
                                                                         Ended
                                                                      12/31/00

Investment Income (Loss)
Interest income                                                        $ 1,464

Expenses
  Investment management and administrative                                 124

Net investment income (loss)                                             1,340

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 1,340
                                                                       -------

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                          Year
                                                         Ended
                                                      12/31/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                        $  1,340    $    838
  Net realized gain (loss)                                --             1
  Increase (decrease) in net assets from operations      1,340         839

Distributions to shareholders
  Net investment income                                 (1,340)       (838)

Capital share transactions *
  Shares sold                                           26,941      17,418
  Distributions reinvested                               1,338         839
  Shares redeemed                                      (26,147)    (14,632)
  Increase (decrease) in net assets from capital
  share transactions                                     2,132       3,625

Net Assets
Increase (decrease) during period                        2,132       3,626
Beginning of period                                     19,745      16,119

End of period                                         $ 21,877    $ 19,745
                                                      --------    --------

*Share information
  Shares sold                                           26,941      17,418
  Distributions reinvested                               1,338         839
  Shares redeemed                                      (26,147)    (14,632)
  Increase (decrease) in shares outstanding              2,132       3,625

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $22,070,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.


Report of Independent Accountants

To the Board of Directors of T. Rowe Fixed Income Series, Inc. and Shareholders of Prime Reserve Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


  PricewaterhouseCoopers LLP

  Baltimore, Maryland
  January 19, 2001

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (2/01)
K15-069 12/31/00